SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549



                                 FORM 8-K/A
                               Current Report


                               AMENDMENT NO. 1


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):  November 15, 1999




                        URBAN SHOPPING CENTERS, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




     Maryland                     1-12278                   36-3886885
-------------------            --------------          --------------------
(State of incorpor-              (Commission           (IRS Employer
 ation)                         File Number)            Identification No.)



         900 North Michigan Avenue,
                Suite 1500
             Chicago, Illinois                                 60611
    ----------------------------------------                ----------
    (Address of principal executive offices)                (Zip Code)





     Registrant's telephone number, including area code:  (312) 915-2000
     -------------------------------------------------------------------




                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

     The undersigned registrant hereby amends the following section of its Report dated November 15, 1999 on Form 8-K as set forth in the pages attached hereto:


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Listed below are the financial statements, pro forma financial information and exhibits which are included herein:

      a.    Financial Statements.

            Combined Statements of Operating Income for Gallerias I, II and III for the nine months ended September 30, 1999 (unaudited) and the year ended December 31, 1998 with Report of Independent Public Accountants thereon

      b.    Pro Forma Financial Information.

            Pro Forma Condensed Consolidated Balance Sheet as of
September 30, 1999 (unaudited)

            Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1999 (unaudited)

            Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1998 (unaudited)

      c.    Exhibits

            23.1  Consent of Independent Public Accountants

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              URBAN SHOPPING CENTERS, INC.


                        By:   ADAM S. METZ
                              Executive Vice President, Chief
                              Financial Officer, Treasurer,
                              Director of Acquisitions and
                              Chief Accounting Officer



Date:  January 28, 2000

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



The Board of Directors and Shareholders
Urban Shopping Centers, Inc.:


We have audited the accompanying combined statement of operating income of Gallerias I, II and III (the Building, as defined in Note 1) for the year ended December 31, 1998. This financial statement is the responsibility of Hines Interests Limited Partnership, the manager of the Building. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of operating income is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of operating income. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of operating income was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1. The presentation is not intended to be a complete presentation of the Building's revenues and expenses.

In our opinion, the combined statement of operating income referred to above presents fairly, in all material respects, the certain operating revenues and expenses described in Note 1 of Gallerias I, II, and III for the year ended December 31, 1998, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP



Houston, Texas
October 27, 1999

                           GALLERIAS I, II AND III

              Combined Statements of Operating Income (Note 1)

          For the Nine Months Ended September 30, 1999 (Unaudited) and the Year Ended December 31, 1998

                              ($000's omitted)




                                            Nine Months
                                               Ended
                                           September 30,     Year Ended
                                               1999          December 31,
                                            (Unaudited)         1998
                                           -------------     ------------

Operating revenues:
  Minimum rents . . . . . . . . . . . .         $ 18,093         $ 22,148
  Percentage rents. . . . . . . . . . .            2,441            4,497
  Recoveries from tenants . . . . . . .           13,838           20,146
  Other . . . . . . . . . . . . . . . .            1,308            1,384
                                                --------         --------
                                                  35,680           48,175
                                                --------         --------

Operating expenses:
  Salaries and wages. . . . . . . . . .            1,351            1,688
  Cleaning. . . . . . . . . . . . . . .              730              896
  Utilities . . . . . . . . . . . . . .            2,263            3,077
  Repairs, maintenance and supplies . .            1,534            2,154
  General and administrative. . . . . .            2,459            3,442
  Management fees . . . . . . . . . . .            1,552            2,000
  Parking operations. . . . . . . . . .            2,437            3,471
  Property taxes. . . . . . . . . . . .            3,936            6,806
  Other . . . . . . . . . . . . . . . .              343              762
                                                --------         --------
                                                  16,605           24,296
                                                --------         --------

  Operating income. . . . . . . . . . .         $ 19,075         $ 23,879
                                                ========         ========
























     See accompanying notes to combined statements of operating income.

                           GALLERIAS I, II AND III

              Notes to Combined Statements of Operating Income

              Nine Months Ended September 30, 1999 (Unaudited)
                      and Year Ended December 31, 1998
              ($000's omitted, except per square foot amounts)


(1)   NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF THE BUSINESS

     Gallerias I, II and III (the Building) comprise the retail portion of a mixed-use complex which includes the Building, three office towers, two hotels and related parking facilities, commonly known as the Houston Galleria. Gallerias I and II are owned by Galleria Limited (Galleria), a Texas limited partnership formed effective January 26, 1976. Galleria III is owned by Post Oak Associates Limited (Post Oak), a Texas limited partnership formed effective July 1, 1967. Subsequent to December 31, 1998, Galleria and Post Oak have sold the Building (see Note 4).

     BASIS OF PRESENTATION

     The accompanying combined statements of operating income for Gallerias I, II and III are presented in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission.

     The combined statements of operating income are not representative of the actual operations for the nine months ended September 30, 1999 and the year ended December 31, 1998, as certain revenues and expenses, which may not be comparable to the revenues and expenses expected to be incurred in the future operations, have been excluded. Amounts excluded from the accompanying combined statements of the operating income consist of interest income, interest expense and depreciation and amortization. All significant intercompany transactions and amounts have been eliminated.

     The unaudited interim financial statements have been prepared pursuant to the rules of the Securities and Exchange Commission (SEC). Certain information and footnote disclosures, normally included in annual financial statements prepared in accordance with generally accepted accounting principles, have been omitted pursuant to those rules and regulations, although management believes that the disclosures made are adequate to make the information presented not misleading. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the combined statements of operating income have been included. The results for the interim period ended September 30, 1999 are not necessarily indicative of the results to be obtained for the full fiscal year.

     LEASING ACTIVITIES

     At December 31, 1998, the approximate net rentable area (NRA) leased and percentages of total NRA committed under operating leases to tenants were as follows:

                                                            Percentage
                                                              of NRA
                                           NRA Leased        Leased to
                                          (Square Feet)      Total NRA
                                          ------------      -----------

          Galleria I                        1,029,000            96%
          Galleria II                         888,000            97
          Galleria III                        506,000            97

                           GALLERIAS I, II AND III

     Most shopping center tenant leases expire in various years through 2012, except for Neiman Marcus, Saks & Company and R.H. Macy & Co., Inc., retail tenant leases which expire in 2019, 2019 and 2020, respectively. The leases generally provide for a base monthly rent and for additional rent based on certain percentages of each tenant's gross sales for the 12-month period ending on their respective lease anniversary dates. Minimum rent is recognized on a straight-line basis over the terms of the related leases. Annual rentals also generally include the tenant's proportionate shares of certain common area maintenance expenses. Tenant leases expire in various years as follows:

                                       Approximate Square Footage
                              ------------------------------------------
                            Galleria I      Galleria II     Galleria III
                            ----------      -----------     ------------

      1999                      53,000           90,000           31,000
      2000                      15,000           12,000            --
      2001                      40,000           17,000           20,000
      2002                      25,000           14,000            6,000
      2003                      40,000           38,000            3,000
      Thereafter               856,000          717,000          446,000

     Pursuant to executed leases, the approximate fixed future minimum rentals are as follows:

                                      Fixed Future Minimum Rentals
                              ------------------------------------------
                            Galleria I      Galleria II     Galleria III
                            ----------      -----------     ------------

      1999                    $ 11,042         $  6,941         $  2,967
      2000                      11,118            6,466            2,764
      2001                      10,615            6,177            2,723
      2002                       9,888            5,725            2,371
      2003                       8,653            5,020            2,178
      Thereafter                29,033           17,277           24,680

     Subsequent to December 31, 1998, two significant tenants defaulted on their leases (see Note 4). The lease expirations and fixed future minimum rentals information disclosed above does not reflect reductions for these two tenants.

     The following leases are at or exceed 10 percent of the NRA of Galleria I, Galleria II and Galleria III, respectively:

                                                                Percentage
                                                                  of NRA
                                   NRA Leased        Lease       Leased to
Tenant                  Premise   (Square Feet)   Expiration    Premise NRA
------                 --------   ------------    ----------    -----------

Neiman Marcus        Galleria I      200,000         2019           19%
University Club      Galleria I      105,450         2006           10
Lord & Taylor        Galleria II     135,484         2010           15
R.H. Macy &
  Co., Inc.          Galleria III    232,600         2020           47
Saks & Company       Galleria III    185,532         2019           36

                           GALLERIAS I, II AND III

     REPAIR AND MAINTENANCE EXPENSES

     Repair and maintenance expenses are charged to operations as incurred.

Significant betterments and improvements are capitalized and depreciated over their estimated useful lives.

     INCOME TAXES

     No provision for income taxes is made in the accounts of the Building since such taxes are the liabilities of the partners of Galleria and Post Oak through November 14, 1999 and depend upon their respective tax situations.

     The Building was acquired in part by Urban Shopping Centers, Inc. (Urban) through Urban Shopping Centers, L.P. as of November 15, 1999. Urban operates as a real estate investment trust (REIT) and under the provision of the Internal Revenue Code, a REIT will generally not be subject to Federal and state income taxes.

     PERVASIVE RISK DUE TO USE OF ESTIMATES IN THE FINANCIAL STATEMENT

     The preparation of the combined statements of operating income in conformity with the basis of accounting described above requires management to make estimates and assumptions that affect the reported amounts of operating revenues and expenses during the reporting period. Actual results could differ from those estimates.


(2)   RELATED-PARTY TRANSACTIONS

     TRANSACTIONS WITH AFFILIATES

     The accompanying statement for the year ended December 31, 1998 includes operating expenses of approximately $7,878 charged by Hines Interests Limited Partnership to the Building for management fees, accounting, elevator maintenance, leasing commissions, security, tenant construction, building improvements and other services provided during the year.


(3)   COMMITMENTS AND CONTINGENCIES

     Galleria has entered into a leaseback agreement with Associated Dry Goods Corporation (parent corporation of Lord & Taylor, a Galleria II mall tenant) whereby Galleria leases back from Lord & Taylor a portion of the garage and retail space. This lease extends through 2009 and provides for annual payments of approximately $60.

     Post Oak, as lessee, has entered into a 99-year lease agreement covering approximately 1.3 acres of land located under Galleria III. Post Oak was obligated to pay annual rentals of $57 through June 30, 1995. Beginning July 1, 1995, for each 10-year period through June 30, 2065, and the last four years of the term, annual rentals will be equivalent to 1 percent above prime multiplied by the then-determined fair market value of the land; however, the fair market value shall be between $10 and $15 per square foot for the period from July 1, 1995, through June 30, 2005. The annual rentals charged to expense related to this lease were $46 for the year ended December 31, 1998.

     On July 26, 1995, Post Oak exercised its option to purchase the leased premises. The purchase price was the fair market value of the land as of July 1, 1995. The purchase of this land closed on July 15, 1998, with a sales price of $2,468.

                           GALLERIAS I, II AND III

        Notes to Combined Statements of Operating Income - Concluded


     YEAR 2000 ISSUES (UNAUDITED)

     Potential adverse effects, if any, of the year 2000 calendar date conversion on systems and operations have been considered and are being addressed and accounted for as appropriate in the financial statement. Management does not presently anticipate any material impact to arise from year 2000 issues.


(4)   SUBSEQUENT EVENT

      As of October 27, 1999, Galleria and Post Oak have entered into negotiations to sell the Building two-thirds to affiliates of Urban Shopping Centers, Inc., and the remaining one-third to institutional funds advised by Walton Street Capital, LLC, pursuant to the purchase and sale agreement dated September 17, 1999. The sale closed on November 15, 1999.

     During September and October 1999, two significant Galleria I and II tenants defaulted on their leases, resulting in a decrease in fixed future minimum rentals of $1,590 and $6,948, respectively, and square footage expirations of 6,000 square feet and 14,000 square feet, respectively.

                        URBAN SHOPPING CENTERS, INC.

                       Pro Forma Financial Statements

                             September 30, 1999

                                 (Unaudited)



     The following unaudited pro forma condensed consolidated financial statements for Urban Shopping Centers, Inc. (Urban) reflect the acquisition by Urban of Houston Galleria (the "Galleria"). The pro forma condensed consolidated financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of Urban.

     The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 1999 has been prepared as if the Galleria had been acquired as of the balance sheet date.

     The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 have been prepared as if the Galleria acquisition had occurred as of January 1, 1998.

     The unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the combined statements of operating income for the Gallerias I, II and III included herein.

                        URBAN SHOPPING CENTERS, INC.

               Pro Forma Condensed Consolidated Balance Sheet

                             September 30, 1999

                                 (Unaudited)
                   ($000's omitted, except share amounts)



                                                 Pro Forma
                                   Historical   Adjustments     Pro Forma
                                   ----------   -----------     ----------

      ASSETS

Investment properties, net of
  accumulated depreciation. . . .  $1,505,966   $              $1,505,966
Investment property held for
  sale. . . . . . . . . . . . . .      12,568                      12,568
Investments in unconsolidated
  partnerships and the
  Management Company. . . . . . .     178,362      99,623 (a)     277,985
Cash, cash equivalents and
  short-term investments. . . . .      20,781     (16,810)(b)       3,971
Interest, rents and other
  receivables . . . . . . . . . .      16,740                      16,740
Deferred expenses and other
  assets. . . . . . . . . . . . .      17,688                      17,688
                                   ----------  ----------      ----------

                                   $1,752,105  $   82,813      $1,834,918
                                   ==========  ==========      ==========


     LIABILITIES AND
     STOCKHOLDERS' EQUITY

Liabilities:
  Mortgage notes payable. . . . .  $1,064,154  $               $1,064,154
  Land sale-leaseback
   proceeds . . . . . . . . . . .      75,000                      75,000
  Deferred lease accrual. . . . .      22,339                      22,339
  Accounts payable and other
   liabilities. . . . . . . . . .      69,433                      69,433
  Investments in uncon-
   solidated partnerships . . . .      44,387                      44,387

  Commitments and
   contingencies. . . . . . . . .
                                   ----------  ----------      ----------

      Total liabilities . . . . .   1,275,313                   1,275,313

Minority interest . . . . . . . .     162,813      82,813 (c)     245,626

                        URBAN SHOPPING CENTERS, INC.

                             September 30, 1999



                                                 Pro Forma
                                   Historical   Adjustments     Pro Forma
                                   ----------   -----------     ----------

Stockholders' equity:
  Preferred stock, $.01 par
   value, authorized
   5,000,000 shares,
   3,772,915 historical
   and pro forma shares
   issued and outstanding . . . .          38                          38
  Common stock, $.01 par
   value, authorized
   140,000,000 shares,
   17,520,484 historical
   and pro forma shares
   issued and outstanding . . . .         176                         176
  Unit voting stock, $.01 par
   value, authorized
   5,000,000 shares,
   407,935 historical
   and pro forma shares
   issued and outstanding . . . .           4                           4
  Additional paid-in capital. . .     494,851                     494,851
  Retained earnings (deficit) . .    (181,090)                   (181,090)
                                   ----------  ----------      ----------

      Total stockholders'
       equity . . . . . . . . . .     313,979                     313,979
                                   ----------  ----------      ----------

                                   $1,752,105  $   82,813      $1,834,918
                                   ==========  ==========      ==========



























          See accompanying notes to pro forma financial statements.

                        URBAN SHOPPING CENTERS, INC.

          Pro Forma Condensed Consolidated Statement of Operations

                For the Nine Months Ended September 30, 1999

                                 (Unaudited)
                   ($000's omitted, except share amounts)



                                                 Pro Forma
                                   Historical   Adjustments     Pro Forma
                                   ----------   -----------     ----------
Revenues:
  Shopping center revenues:
   Minimum rents. . . . . . . . .  $  104,155   $              $  104,155
   Percentage rents . . . . . . .       3,413                       3,413
   Recoveries from tenants. . . .      55,706                      55,706
   Other. . . . . . . . . . . . .       7,404                       7,404
                                   ----------   ----------     ----------
                                      170,678                     170,678
  Interest income . . . . . . . .         585                         585
                                   ----------   ----------     ----------
                                      171,263                     171,263
                                   ----------   ----------     ----------
Expenses:
  Shopping center expenses. . . .      61,141                      61,141
  Mortgage and other interest
   and ground rent. . . . . . . .      46,780                      46,780
  Depreciation, amortization
   and write-off of assets. . . .      38,079                      38,079
  General and administrative. . .       4,478                       4,478
                                   ----------   ----------     ----------
                                      150,478                     150,478
                                   ----------   ----------     ----------
    Operating income. . . . . . .      20,785                      20,785

Income from unconsolidated
  partnerships and the
  Management Company. . . . . . .       8,981       (1,055)(d)      7,926
                                   ----------   ----------     ----------
    Income before other
     gains, minority
     interest and extra-
     ordinary items . . . . . . .      29,766       (1,055)        28,711

Other gains . . . . . . . . . . .         632                         632
Minority interest . . . . . . . .     (10,047)      (3,662)(e)    (13,709)
                                   ----------   ----------     ----------
    Income before extra-
     ordinary items . . . . . . .      20,351       (4,717)        15,634

Dividends on preferred stock. . .      (6,339)                     (6,339)
                                   ----------   ----------     ----------
    Income before extra-
     ordinary items applicable
     to common and unit
     voting common stock. . . . .  $   14,012    $  (4,717)    $    9,295
                                   ==========   ==========     ==========

    Basic income before
     extraordinary items per
     common and unit voting
     common stock . . . . . . . .  $     0.78                  $     0.52
                                   ==========                  ==========

                        URBAN SHOPPING CENTERS, INC.

                For the Nine Months Ended September 30, 1999



                                                 Pro Forma
                                   Historical   Adjustments     Pro Forma
                                   ----------   -----------     ----------

    Diluted income before
      extraordinary items per
      common and unit voting
      common stock. . . . . . . .  $     0.77                  $     0.51
                                   ==========                  ==========

    Weighted average common
     and unit voting common
     stock outstanding:

       Basic. . . . . . . . . . .  17,903,077                  17,903,077
                                   ==========                  ==========

       Diluted. . . . . . . . . .  18,118,013                  18,118,013
                                   ==========                  ==========









































          See accompanying notes to pro forma financial statements.

                        URBAN SHOPPING CENTERS, INC.

          Pro Forma Condensed Consolidated Statement of Operations

                    For the Year Ended December 31, 1998

                                 (Unaudited)
                   ($000's omitted, except share amounts)



                                                 Pro Forma
                                   Historical   Adjustments     Pro Forma
                                   ----------   -----------     ----------
Revenues:
  Shopping center revenues:
   Minimum rents. . . . . . . . .  $  118,290   $               $ 118,290
   Percentage rents . . . . . . .       7,322                       7,322
   Recoveries from tenants. . . .      65,108                      65,108
   Other. . . . . . . . . . . . .       6,866                       6,866
                                   ----------   ----------      ---------
                                      197,586                     197,586
  Interest income . . . . . . . .       1,103                       1,103
                                   ----------   ----------      ---------
                                      198,689                     198,689
                                   ----------   ----------      ---------
Expenses:
  Shopping center expenses. . . .      72,538                      72,538
  Mortgage and other interest
   and ground rent. . . . . . . .      48,347                      48,347
  Depreciation, amortization
   and write-off of assets. . . .      41,649                      41,649
  General and administrative. . .       4,829                       4,829
                                   ----------    ----------     ---------
                                      167,363                     167,363
                                   ----------    ----------     ---------
    Operating income. . . . . . .      31,326                      31,326

Income from unconsolidated
  partnerships and the
  Management Company. . . . . . .      11,042       (2,559)(d)      8,483
                                   ----------     ---------     ---------
    Income before other
     gains, minority
     interest and extra-
     ordinary items . . . . . . .      42,368       (2,559)        39,809

Other gains . . . . . . . . . . .         479                         479
Minority interest . . . . . . . .     (13,540)      (4,528)(e)    (18,068)
                                   ----------    ---------      ---------
    Income before extra-
     ordinary items . . . . . . .      29,307       (7,087)        22,220

Dividends on preferred stock. . .      (6,359)                     (6,359)
                                   ----------    ---------      ---------
    Income before extra-
     ordinary items applicable
     to common and unit
     voting common stock. . . . .  $   22,948    $  (7,087)     $  15,861
                                   ==========    =========      =========

    Basic income before
     extraordinary items per
     common and unit voting
     common stock . . . . . . . .  $     1.29                   $    0.89
                                   ==========                   =========

                        URBAN SHOPPING CENTERS, INC.

                    For the Year Ended December 31, 1998




                                                Pro Forma
                                   Historical  Adjustments      Pro Forma
                                   ----------  -----------      ----------

    Diluted income before
      extraordinary items per
      common and unit voting
      common stock. . . . . . . .  $     1.27                   $    0.88
                                   ==========                   =========

    Weighted average common
     and unit voting common
     stock outstanding:

       Basic. . . . . . . . . . .  17,744,072                  17,744,072
                                   ==========                  ==========

       Diluted. . . . . . . . . .  18,013,943                  18,013,943
                                   ==========                  ==========








































          See accompanying notes to pro forma financial statements.

                        URBAN SHOPPING CENTERS, INC.

       Notes to Pro Forma Condensed Consolidated Financial Statements

              September 30, 1999 and for the Nine Months Ended
           September 30, 1999 and the Year Ended December 31, 1998

                                 (Unaudited)
                   ($000's omitted, except share amounts)




(a) The pro forma adjustment reflects Urban's acquisition of a 66.67% interest in a partnership owning the Galleria as if it occurred on September 30, 1999. All major decisions concerning the Galleria require the approval of all partners of the partnership and thus Urban does not control the partnership.

(b) The pro forma adjustment reflects the use of working capital to fund, in part, the pro forma acquisition of a 66.67% interest in a partnership owning the Galleria.

(c) The pro forma adjustment represents the issuance of $85,000 of Series D Cumulative Redeemable Preferred Partnership Units, net of closing costs. The preferred units are entitled to distributions at a rate of 9.45% per annum. The proceeds from the issuance were used to fund a portion of the pro forma acquisition of a 66.67% interest in a partnership owning the Galleria.

(d) The pro forma adjustment reflects Urban's 66.67% share of the net income of the Galleria. The net income of the Galleria represents certain historical revenue and expenses, plus (i) a reduction to historical management fees to equal 3.0% of minimum rents, percentage rents and other operating revenues as a result of the new management agreement with Urban Retail Properties Co., (ii) interest expense on the new mortgage note payable of $225,000 at an interest rate of 7.932% based upon 30 year amortization, (iii) depreciation expense assuming an asset life of 30 years and building and improvements of $329,836 and (iv) amortization expense assuming a loan term of six years and deferred financing costs of $613.

(e) The pro forma adjustment reflects the adjustment for the operating partnership unit holders' (including preferred unit holders) share of pro forma income before extraordinary items.